EXHIBIT 4.4

0271

                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS
                                                         AND RESTRICTIVE LEGENDS


                                      SC&T
                               INTERNATIONAL, INC.

                            SC&T INTERNATIONAL, INC.
                            SERIES A PREFERRED STOCK
               INCORPORATED UNDER THE LAWS OF THE STATE OF ARIZONA
           1000 SHARES OF SERIES A PREFERRED STOCK ($0.01) PAR VALUE)
                                   AUTHORIZED


THIS CERTIFIES THAT

Is The Owner of

        Shares of Fully Paid and Non-Assessable Series A Preferred Stock
                              ($0.01 Par Value) of

                            SC&T INTERNATIONAL, INC.

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Timothy J. Stocker                                   /s/ J.L. Copland
       Secretary                                            President


                            SC&T INTERNATIONAL, INC.
                                  INCORPORATED
                                    June 23,
                                      1993
                                  * Arizona *


COUNTERSIGNED:
         American Securities Transfer & Trust, Inc.
         P.O. Box 1596
         Denver, Colorado 80201

By        SIGNATURE ILLEGIBLE
         -----------------------------
         Transfer Agent & Registrar Authorized Signature

                            SC&T INTERNATIONAL, INC.


         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued.

TEN COM -as tenants in common                     UNIF GIFT MIN ACT-    Custodian
TEN ENT -as tenants by the entireties                               ------------------
JT TEN  -as joint tenants with right of                              (Cust)       (Minor)
            survivorship and not as tenants                 under Uniform Gifts to Minors
            in common                                      Act
                                                               -------------------------
                                                                       (State)

     Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

For Value Received,___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------
|                             |
-------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________________Shares
of the Series A Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated     _____________________



                    ____________________________________________________________

                    ____________________________________________________________
                    NOTICE: THE SIGNATURE(S) TO  THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


______________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.